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                                                                   EXHIBIT 10.29

AMENDMENT TO SUBSCRIPTION AND PURCHASE AGREEMENT

Reference:  12% Subordinated Promissory Notes Due August 31, 2001

     This is to amend the Subscription and Purchase Agreement dated the ____ day of _________, 2000 by and between RENAISSANCE ENTERTAINMENT CORPORATION (the "Company)", a Colorado corporation and _______________________________ (the
"Investor").

     In consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the original agreement, the Company and the Investor mutually agree to extend the due date of the B Notes from August 31, 2001 to August 31, 2002. With this exception, all other terms and conditions of the original agreement remain as originally set forth.

Entered into this _____ day of ________, 2000.

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(Name) (Please Print)

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(Signature)

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(Mailing Address)